IN THE GRAND COURT OF THE CAYMAN ISLANDS
FINANCIAL SERVICES DIVISION

CAUSE NO. FSD 72 OF 2016 (RMJ)

IN THE MATTER OF THE COMPANIES LAW (2013 REVISION) (AS AMENDED)

AND

IN THE MATTER OF ARABELLA EXPLORATION, INC.

WINDING UP ORDER

UPON hearing Counsel for Platinum Long Term Growth VIII, LLC (the "**Petitioner**") upon its Petition dated 19 May 2016 (the "**Petition**") for an order that Arabella Exploration, Inc. (the "**Company**") be wound up;

AND UPON reading the Petition, the First Affidavit of David Steinberg sworn on 19 May 2016, the Affidavit of Christopher Kennedy sworn on 25 May 2016, the Affidavit of Matthew Wright sworn on 25 May 2016, the First Affidavit of Karen Williams sworn on 1 June 2016, the Second Affidavit of David Steinberg sworn on 2 June 2016, the Second Affidavit of Karen Williams sworn on 7 June 2016, the Third Affidavit of Karen Williams sworn on 15 June 2016, the Affidavit of Service of Charles P. Goodson sworn on 15 June 2016, the Third Affidavit of David Steinberg sworn on 16 June 2016, the First Affidavit of Sophia McKenzie sworn on 30 June 2016, the Report of the Joint Provisional Liquidators dated 1 July 2016, the Affidavit of Jason Hoisager with Exhibit sworn on 6 July 2016, the Affidavit of Jason Hoisager without Exhibit sworn on 6 July 2016, the Affidavit of William Heyn with Exhibit sworn on 7 July 2016 and the Affidavit of William Heyn without Exhibit sworn on 7 July 2016;

IT IS HEREBY ORDERED that:-

1. The Company be wound up in accordance with the Companies Law (2013 Revision) (the "**Companies Law**").

2. That Christopher Kennedy and Matthew Wright of RHSW Caribbean, 2nd Floor, Windward 1, Regatta Office Park, P.O. Box 897, Grand Cayman, Cayman Islands be appointed joint official liquidators of the Company and any act required or authorised to be done by the Joint Official Liquidators ("**JOLs**") may be done by any one of them;

3. The JOLs not be required to give security for their appointment;

4. The JOLs shall have the powers set out in Part II of Schedule 3 of the Companies Law, namely without further sanction of the Court:

00564608-1 **THIS ORDER** was **FILED** by **SOLOMON HARRIS** of 3rd Floor, FirstCaribbean House, P.O. Box 1990, Grand Cayman, KY1-1104, Cayman Islands, Attorneys-at-law for and on behalf of the Petitioner whose address for service is that of its said Attorneys-at-law

4.1. to take possession of, collect and get in the property of the Company and for that purpose to take all such proceedings as they consider necessary;

4.2. to do all acts and execute, in the name and on behalf of the Company, all deeds, receipts and other documents and for that purpose to use, when necessary, the Company seal;

4.3. to prove, rank and claim in the bankruptcy, insolvency or sequestration of any contributory for any balance against his estate, and to receive dividends in the bankruptcy, insolvency or sequestration in respect of that balance, as a separate debt due from the bankrupt or insolvent and rateably with the other separate creditors;

4.4. to draw, accept, make and indorse any bill of exchange or promissory note in the name and on behalf of the Company, with the same effect with the respect of the Company's liability as if the bill or note had been drawn, accepted, made or indorsed by or on behalf of the Company in the course of its business;

4.5. to promote a scheme of arrangement pursuant to section 86 of the Companies Law;

4.6. to convene meetings of creditors and contributories; and

4.7. to do all other things incidental to the exercise of their powers.

5. In addition to the powers set out in Part II of Schedule 3 of the Companies Law, the JOLs shall have the power without further sanction of the Court:

5.1. to defend the Proceedings brought by Morris D. Weiss, Chapter 11 Trustee for Arabella Petroleum Company, LLC, against Arabella Exploration Inc, Arabella Exploration LLC, Arabella Operating LLC, Trans-Texas Land and Title, LLC, Platinum Partners Credit Opportunities Master Fund LP, Platinum Long Term Growth VIII, LLC. and Jason Hoisager-Case No. 15-70098-RBK-11, Chapter 11 (the "**APC Proceedings**");

5.2. to carry on the business of the Company so far as may be necessary for its beneficial winding up in relation to actions to be taken as a result of its membership interest in Arabella Exploration, LLC ("**AEX**") and Arabella Operating, LLC ("**AOP**") (the "**Arabella LLCs**") including but not limited to continuing to have Charles Hoebeke act in his capacity of Manager of the Arabella LLCs in which capacity he will carry out as part of his function:

5.2.1. defense on behalf of the Arabella LLCs of the APC Proceedings;

5.2.2. collect in and demand the transfer and/or delivery up of any property of whatsoever nature (including but not limited to data, intellectual property and proprietary information), documents (any device by means of which information is stored [Section 89 of the Companies Law] including but not limited to emails, email accounts and domain accounts), equipment (including servers, computer hardware, computer software, including but not limited to Wolfgang software and documents, records and data created and stored utilizing Wolfgang

software), books, corporate records (whether electronic or otherwise) belonging to the Arabella LLCs wheresoever situated;

5.2.3. Investigate cash usages; and

5.2.4. Determine the nature of liabilities and the priority of creditors of the Arabella LLCs.

5.3. to engage attorneys and other professionally qualified persons to assist them in the performance of their functions;

5.4. pursuant to Section 103 of the Companies Law to examine any former director or officer or professional service provider to the Company and anyone who has acted as a controller, advisor (including attorneys) or manager of the Company's property or has been concerned or has taken part in the promotion or management of the Company (which shall include accountants employed by the Company) whether within or outside the islands and require a sworn affidavit in response to the questions put by the JOLs; and

5.5. pursuant to Section 103 of the Companies Law to require that any former director or officer or professional service provider of the Company immediately on demand transfers and/or delivers up any property of whatsoever nature (including but not limited to data, intellectual property and proprietary information), documents (any device by means of which information is stored [Section 89 of the Companies Law] including but not limited to emails, email accounts and domain accounts), equipment (including servers, computer hardware, computer software, including but not limited to Wolfgang software and documents, records and data created and stored utilizing Wolfgang software), books, corporate records (whether electronic or otherwise) ("**Company Property and Documents**") belonging to the Company wheresoever situated and for the purposes of exercising this power the JOLs delegate to Charles Hoebeke the conduct of making the demand and taking possession of the Company Property and Documents on behalf of the JOLs.

6. The JOLs' remuneration and expenses be paid out of the assets of the Company in accordance with Section 109 of the Companies Law, the Insolvency Practitioner's Regulations 2008 (as amended) and Order 20 of the Companies Winding Up Rules 2008 (as amended);

7. The JOLs be at liberty to meet all disbursements reasonably incurred in the performance of their functions;

8. The JOLs have the leave of the Court to seek Chapter 15 recognition in any US Court;

9. No suit, action or other proceedings, including criminal proceedings, shall be proceeded with or commenced against the Company except with the leave of the Court pursuant to Section 97 of the Companies Law;

10. No disposition of the Company's property by or with the authority of the JOLs in the carrying out of their duties and functions and the exercise of their powers under this Order shall be avoided by virtue of section 99 of the Companies Law; and

11. The Petitioner's costs of and incidental to the Petition be paid from the assets of the Company, to be taxed on the indemnity basis if not agreed.

DATED the 7th day of July 2016
FILED the 4th day of July 2016

[signature]

THE HONOURABLE MR. JUSTICE MCMILLAN
JUDGE OF THE GRAND COURT

GRAND COURT

00564608-1 **THIS ORDER** was **FILED** by **SOLOMON HARRIS** of 3rd Floor, FirstCaribbean House, P.O. Box 1990, Grand Cayman, **KY1-1104**, Cayman Islands, Attorneys-at-law for and on behalf of the Petitioner whose address for service is that of its said Attorneys-at-law